                                                                  EXHIBIT 99.D.4


                                JOINDER AGREEMENT



        This Joinder Agreement ("Joinder Agreement" or "Agreement") is made and entered into as of the 16th day of July, 2001, by and among Terry Rowe, Jim Waters, John Marshall, Ken Foskey, Rick Buller and Gary Seeds (collectively, the "Additional Purchasers"), Max W. Hillman, Jr. as representative of the Purchasers (as defined below) (the "Representative"), Allied Capital Corporation, a Maryland corporation and its successors ("Allied Capital"), and Citibank, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, acting in its capacity as escrow agent (the "Escrow Agent"). All capitalized terms used and not otherwise defined herein shall have the same respective meanings assigned to them in the Escrow Agreement.

        WHEREAS, an Escrow Agreement was entered into on June 18, 2001 by and among Allied Capital, the Escrow Agent and Max W. Hillman Jr. (individually and acknowledging the appointment as a representative thereunder), Richard P. Hillman, Gary Seeds, Dennis Blake and John McDonnell (referred to therein as the "Purchasers" and "Original Purchasers") (the "Escrow Agreement" and "Original Escrow Agreement"); and

        WHEREAS, the Additional Purchasers desire to join as parties to the Escrow Agreement and by virtue of such Joinder Agreement become Purchasers thereunder and subject to all of the terms and provisions of the Escrow Agreement; and

        WHEREAS, the Representative, Allied Capital and Escrow Agent agree to allow the Additional Purchasers to join as parties to the Escrow Agreement and by virtue of such Joinder Agreement become Purchasers thereunder and subject to all of the terms and provisions of the Escrow Agreement.

        NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

        1. The Additional Purchasers hereby join as parties to the Escrow Agreement, effective as of the date hereof (the "Effective Date"), and shall as of the Effective Date for all purposes be considered Purchasers thereunder, subject to all of the terms and provisions of the Escrow Agreement. From and after the Effective Date, any reference to the "Escrow Agreement" shall mean the Escrow Agreement as supplemented by this Joinder Agreement. Except as specifically set forth in this Joinder Agreement, the terms of the Escrow Agreement (as supplemented by this Joinder Agreement) shall, as of the Effective Date, govern the rights and obligations of the parties with respect to the subject matter of the Escrow Agreement (as supplemented by this Joinder Agreement) and all references to "Purchasers" from and after the Effective Date shall include "Purchasers" (as defined in the Escrow Agreement) and the Additional Purchasers. The Representative and the Additional Purchasers hereby acknowledge receipt of this Joinder Agreement. The Additional Purchasers hereby acknowledge receipt of the Escrow Agreement and agree, from and after the Effective Date, to be bound by the terms of the Escrow Agreement (as supplemented by this Joinder Agreement).


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        2. The Additional Purchasers herewith deposit with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt from the Additional Purchasers of cash funds in the aggregate amount of $150,000 (the "Additional Deposit") in the proportions set forth on Exhibit D-1 hereto. From and after the Effective Date, the term "Deposit" as used in the Escrow Agreement shall, unless otherwise specifically contemplated, include the Additional Deposit.

        3. All cash earnings, interest and income from the Additional Deposit which may, from time to time, be held by the Escrow Agent pursuant to the terms of the Escrow Agreement are the property of the Additional Purchasers and shall be distributed on a quarterly basis commencing on September 30, 2001, to the Additional Purchasers in accordance with the terms and conditions set forth in the Escrow Agreement and applying the proportion of the Deposit (as such term is defined to read after this Joinder Agreement has been executed) shown on Exhibit D-2 hereto from and after the Effective Date. From and after the Effective Date, Exhibit D to the Escrow Agreement is supplemented by and combined with Exhibit D-1 hereto to read as Exhibit D-2 hereto and any reference in the Escrow Agreement to Exhibit D from and after the Effective Date shall, unless otherwise specifically provided to the contrary, refer to Exhibit D as supplemented and combined with Exhibit D-1 hereto to read as Exhibit D-2 hereto.

        4. The Additional Deposit and all cash earnings, interest and income resulting from the investment and re-investment of such funds in accordance with the terms and conditions set forth in Section 3 of the Escrow Agreement shall from and after the Effective Date become part of the Escrow Fund (as defined in the Escrow Agreement) to be held by the Escrow Agent in accordance with the terms and conditions set forth in the Escrow Agreement. From and after the Effective Date, the term Escrow Fund as used in the Escrow Agreement shall, unless otherwise specifically contemplated, include the Additional Deposit.

        5. Each of the Additional Purchasers hereby confirms the authority of each of the Representatives, each acting solely or both acting together, to act on behalf of the Additional Purchasers upon the terms contemplated in the Escrow Agreement from and after the Effective Date. From and after the Effective Date, any reference in Section 4 of the Escrow Agreement to written instructions from Purchasers shall require the inclusion of written instructions from the Additional Purchasers, in the form attached hereto as Exhibit A and in each case, upon the terms set forth in the Escrow Agreement. Notwithstanding the terms of the Escrow Agreement (as supplemented hereby), the Escrow Agent shall as soon as practicable after receipt of the applicable instructions under
Section 4(a) release to Allied Capital (i) in the case of the Additional Deposit, upon receipt of instructions signed by each of the Additional Purchasers identified in Exhibit D-1 attached hereto, (ii) in the case of the Deposit made under the terms of the Original Escrow Agreement, upon receipt of instructions signed by each of the Original Purchasers identified in Exhibit D of the Original Agreement, and (iii) in the case of the Deposit (as such term is defined to read after this Joinder Agreement has been executed), upon receipt of instructions signed by each of the Purchasers identified in Exhibit D-2, attached hereto.

        6. All deliveries of funds by the Escrow Agent to the Additional Purchasers as provided in the Escrow Agreement shall be by wire transfer in immediately available funds to the accounts specified in Exhibit D-2 as applicable to this Joinder Agreement or otherwise designated by Allied Capital or one of the Additional Purchasers in accordance with the terms and conditions set forth in the Escrow


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Agreement. In the event funds transfer instructions are given (other than in writing at the time of execution of this Joinder Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call back to the applicable person or persons designated in Exhibit C attached hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated in Exhibit C attached hereto. To ensure accuracy of the instructions the Escrow Agent receives, the Escrow Agent may record such callbacks. If the Escrow Agent is unable to verify the instructions, or is not satisfied with the verification it receives, it is hereby authorized to not execute such instruction until all issues have been resolved. The persons and telephone numbers for call backs may be changed by the applicable party only in writing signed by such party or an authorized representative, actually received and acknowledged by the Escrow Agent.

        7. All notices, requests, demands and other communications required or permitted under the Escrow Agreement shall be deemed effective when delivered by hand, or when telecopied with receipt confirmed, or when properly delivered by a nationally recognized commercial overnight delivery service, prepaid as follows:

        If to Allied Capital:

                Allied Capital Corporation
                1919 Pennsylvania Avenue, N.W.
                Washington, DC 20006
                ATTN: Daniel L. Russell
                FAX: 202-659-2053

        With a concurrent copy to:

                Sutherland Asbill & Brennan LLP
                1275 Pennsylvania Avenue, N.W.
                Washington, DC 20004-2415
                ATTN: James D. Darrow
                FAX: 202-637-3593

        If to the Representative:

                The Hillman Group, Inc.
                10590 Hamilton Avenue
                Cincinnati, OH 45231
                ATTN: Debbie Haidet - RE: Max W. Hillman, Jr.
                FAX: 513-851-5585

        If to the Additional Purchasers:

                Terry Rowe
                91895 South Farmer Avenue
                Tempe, AZ  85284


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                ATTN: Liz Keating - RE: Terry Rowe
                FAX: 480/731-7472

        And to:

                Jim Waters
                10590 Hamilton Avenue
                Cincinnati, OH  45231

                ATTN: Debbie Haidet - RE: Jim Waters
                FAX:  513/595-8292

        And to:

                John Marshall
                2107 Glencorse Court
                Plainfield, IL  60544

                ATTN: John Marshall
                FAX:  815/436-0343

        And to:

                Ken Foskey
                10590 Hamilton Avenue
                Cincinnati, OH  45321

                ATTN: Debbie Haidet - RE: Ken Foskey
                FAX:  513/595-8292

        And to:

                Rick Buller
                10590 Hamilton Avenue
                Cincinnati, OH  45321

                ATTN: Debbie Haidet - RE: Rick Buller
                FAX:  513/595-8292

        And to:

                Gary Seeds
                10590 Hamilton Avenue
                Cincinnati, OH  45321


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                ATTN: Debbie Haidet - RE: Gary Seeds
                FAX:  513/595-8292

   If to the Escrow Agent:

                Citibank, N.A.
                120 Broadway 2nd Floor
                New York, NY 10271
                ATTN: Kerry McDonough
                FAX: 212-266-4550

   With a concurrent copy to:

                Patterson, Belknap, Webb & Tyler LLP
                1133 Avenue of the Americas
                New York, NY 10036
                ATTN: Herman H. Raspe, Esq.
                FAX: 212-336-2222

        Such notice addresses and telecopy numbers may be changed upon written notice to the other parties hereto.

        8. This Joinder Agreement supplements the terms of the Original Escrow Agreement and, as such, is not intended to modify or waive any rights of the parties to the Original Escrow Agreement. Any modification or waiver of the rights of the Original Purchasers shall require the written consent only of the parties to the Original Escrow Agreement, including the Original Purchasers. Any modifications or waiver of the rights of the Additional Purchasers shall require the written consent only of the parties hereto, including the Additional Purchasers.

        9. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Joinder Agreement may be executed and delivered in counterpart signature pages and delivered via facsimile transmission, and any such counterpart executed and delivered via facsimile transmission shall be deemed an original for all intents and purposes.

        10. Each of Allied Capital, the Representative and the Additional Purchasers hereby represents and warrants (i) that this Joinder Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, and (ii) that the execution, delivery and performance of this Joinder Agreement by it does not violate any applicable law or regulation and does not breach or violate any other agreements it is a party to.

        11. Any payments of income from the Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D. number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment funds which are a part of the Escrow Fund


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and is not responsible for any other reporting. Any income taxes generated from the Escrow Funds after Effective Date shall be paid by the Purchasers (as such term is defined to read after this Joinder Agreement has been executed) in the same proportion as shown on Exhibit D-2 attached hereto, and the Escrow Agent shall deliver Form 1099 to each Purchaser evidencing each such Purchaser's respective amount of income, as apportioned pursuant to Exhibit D-2 attached hereto with the respective amounts to and in the name of each Purchaser (as such term is defined to read after this Joinder Agreement has been executed).

        IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the day and year first above written:


                                       ALLIED CAPITAL CORPORATION



                                       BY: /s/ JOAN M. SWEENEY
                                          -----------------------------

                                       NAME:  Joan M. Sweeney
                                            ---------------------------

                                       TITLE: Managing Director and
                                              Chief Operating Officer
                                             --------------------------



                                       /s/ TERRY ROWE
                                       --------------------------------
                                       Terry Rowe

                                       --------------------------------
                                       Tax ID Number


                                        /s/ JIM WATERS
                                       --------------------------------
                                       Jim Waters

                                       --------------------------------
                                       Tax ID Number


                                       /s/ JOHN MARSHALL
                                       --------------------------------
                                       John Marshall

                                       --------------------------------
                                       Tax ID Number


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                                       /s/ KEN FOSKEY
                                       --------------------------------
                                       Ken Foskey

                                       --------------------------------
                                       Tax ID Number


                                       /s/ RICK BULLER
                                       --------------------------------
                                       Rick Buller

                                       --------------------------------
                                       Tax ID Number


                                       /s/ GARY SEEDS
                                       --------------------------------
                                       Gary Seeds

                                       --------------------------------
                                       Tax ID Number


                                       /s/ MAX W. HILLMAN, JR.
                                       --------------------------------------
                                       Max W. Hillman, Jr., as representative
                                       under the Escrow Agreement



                                       CITIBANK, N.A.



                                       BY: /s/ JOHN P. HOWARD
                                          -----------------------------

                                       NAME:  John P. Howard
                                            ---------------------------

                                       TITLE: Vice President
                                             --------------------------



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STATE OF     Ohio        :
         ----------------

COUNTY OF  Hamilton      :
         ----------------



        I, Sandra R. Harrod, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Max W. Hillman, Jr., personally came before me and is the same person whose name is subscribed to the foregoing agreement, who, has appeared before me this day in person and acknowledged that he signed and delivered the said agreement as his own free and voluntary act for the uses and purposes therein set forth.

        Given under my hand and Notarial Seal this 13 day of July, 2001.


                                             /s/ SANDRA R. HARROD
                                            -------------------------
                                            Notary Public

My commission expires:   12-12-04
                       ----------------------


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STATE OF  Arizona        :
         ----------------

COUNTY OF  Maricopa      :
         ----------------


        I, M. Ann Baker nee M. Ann Ross, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Terry Rowe, personally came before me and is the same person whose name is subscribed to the foregoing agreement, who, has appeared before me this day in person and acknowledged that he signed and delivered the said agreement as his own free and voluntary act for the uses and purposes therein set forth.


        Given under my hand and Notarial Seal this 16 day of July, 2001.


                                            /s/ M. Ann Baker nee M. Ann Ross
                                            -------------------------
                                            Notary Public

My commission expires:  3-29-2003
                      ----------------------


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STATE OF    Ohio         :
         ----------------

COUNTY OF Hamilton       :
         ----------------



        I, Sandra R. Harrod, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Jim Waters, personally came before me and is the same person whose name is subscribed to the foregoing agreement, who, has appeared before me this day in person and acknowledged that he signed and delivered the said agreement as his own free and voluntary act for the uses and purposes therein set forth.

        Given under my hand and Notarial Seal this 13 day of July, 2001.


                                            /s/ SANDRA R. HARROD
                                            -------------------------
                                            Notary Public

My commission expires:  12-12-04
                      -----------------------



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STATE OF   Ohio          :
         ----------------

COUNTY OF  Hamilton      :
         ----------------



        I, Sandra R. Harrod, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Ken Foskey, personally came before me and is the same person whose name is subscribed to the foregoing agreement, who, has appeared before me this day in person and acknowledged that he signed and delivered the said agreement as his own free and voluntary act for the uses and purposes therein set forth.

        Given under my hand and Notarial Seal this 13 day of July, 2001.


                                            /s/ SANDRA R. HARROD
                                            -------------------------
                                            Notary Public

My commission expires: 12-12-04
                      -----------------------


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STATE OF   Ohio          :
         ----------------

COUNTY OF  Hamilton      :
         ----------------



        I, Sandra R. Harrod, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that John Marshall, personally came before me and is the same person whose name is subscribed to the foregoing agreement, who, has appeared before me this day in person and acknowledged that he signed and delivered the said agreement as his own free and voluntary act for the uses and purposes therein set forth.

        Given under my hand and Notarial Seal this 13 day of July, 2001.


                                            /s/ SANDRA R. HARROD
                                            -------------------------
                                            Notary Public

My commission expires:  12-12-04
                      -----------------------


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STATE OF   Ohio          :
         ----------------

COUNTY OF   Hamilton     :
         ----------------



        I, Sandra R. Harrod, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Rick Buller, personally came before me and is the same person whose name is subscribed to the foregoing agreement, who, has appeared before me this day in person and acknowledged that he signed and delivered the said agreement as his own free and voluntary act for the uses and purposes therein set forth.

        Given under my hand and Notarial Seal this 13 day of July, 2001.


                                            /s/ SANDRA R. HARROD
                                            -------------------------
                                            Notary Public

My commission expires:  12-12-04
                      -----------------------


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STATE OF  Ohio           :
         ----------------

COUNTY OF  Hamilton      :
         ----------------



        I, Sandra R. Harrod, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Gary Seeds, personally came before me and is the same person whose name is subscribed to the foregoing agreement, who, has appeared before me this day in person and acknowledged that he signed and delivered the said agreement as his own free and voluntary act for the uses and purposes therein set forth.

        Given under my hand and Notarial Seal this 13 day of July, 2001.


                                            /s/ SANDRA R. HARROD
                                            -------------------------
                                            Notary Public

My commission expires:  12-12-04
                      -----------------------


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